Exhibit 99.1

Aspen Insurance Holdings Limited Bank of America Merrill Lynch Insurance Investor Conference Chris O'Kane Chief Executive Officer Richard Houghton Chief Financial Officer February 24, 2010

Safe Harbor Disclosure This slide presentation is for information purposes only. It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed by Aspen Insurance Holdings Limited (the "Company" or "Aspen") with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.bm. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: changes in insurance and reinsurance market conditions that could adversely impact execution of the business plan; the continuing and uncertain impact of the current depressed credit environment, the banking crises and economic recessions in many of the countries in which we operate and of the measures being taken by governments to counter these issues; the risk of a material decline in the value or liquidity of all or parts of our investment portfolio; changes in our ability to exercise capital management or strategic initiatives or to arrange banking facilities as a result of prevailing market changes or changes in our financial position; our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; increased counterparty risk due to the impairment of financial institutions; changes in the total industry losses, or our share of total industry losses, resulting from past events such as Hurricanes Ike and Gustav and, with respect to such events, our reliance on loss reports received from cedants and loss adjustors, our reliance on industry loss estimates and those generated by modelling techniques, changes in rulings on flood damage or other exclusions as a result of prevailing lawsuits and case law, any changes in our reinsurers' credit quality and the amount and timing of reinsurance recoverables; the impact of acts of terrorism and related legislation and acts of war; the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made (including economic and political risks) catastrophic events, than our underwriting, reserving, reinsurance purchasing or investment practices have anticipated; evolving interpretive issues with respect to coverage after major loss events; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; the effectiveness of our loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage; the reliability of, and changes in assumptions to, natural and man-made catastrophe pricing, accumulation and estimated loss models; loss of key personnel; a decline in our operating subsidiaries' ratings with Standard & Poor's ("S&P"), A.M. Best or Moody's Investors Service ("Moody's"); changes in general economic conditions, including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the number and type of insurance and reinsurance contracts that we wrote at the January 1st and other renewal periods and the premium rates available at the time of such renewals within our targeted business lines; increased competition on the basis of pricing, capacity, coverage terms or other factors and the related demand and supply dynamics as contracts come up for renewal; decreased demand for our insurance or reinsurance products and cyclical changes in the insurance and reinsurance sectors; changes in government regulations or tax laws in jurisdictions where we conduct business; and Aspen or its Bermudian subsidiary becoming subject to income taxes in the United States or the United Kingdom; and the effect on insurance markets, business practices and relationships of ongoing litigation, investigations and regulatory activity by insurance regulators and prosecutors. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 26, 2009. Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. 2

Summary Who we are What we do Industry challenges The Aspen approach Appendix 3

Who We Are Underwriting Led, Diversified Specialty Insurer and Reinsurer Underpinned by Strong Risk Management Culture Bermuda domiciled diversified Specialty Insurer and Reinsurer Founded 2002; IPO - 2003; $2.3bn market cap* $3.3bn of total capital, as of December 31, 2009 Ratings of A (S&P), A2 (Moody's) and A (AM Best) Diluted BVPS 16% CAGR over four years $2.1bn Gross Written Premium in 2009; estimate $2.2bn +/- 5% GWP for 2010** 57% Reinsurance, 43% Insurance (2010E) 53% Property, 47% Casualty (2010E) Focus on Specialty Lines Insureds tend to be more unusual or higher risk; typically requires high degree of individual risk underwriting expertise In-depth underwriting expertise and ability to respond quickly to the needs of the insured and changing market conditions key Multi-platform approach 3 main underwriting platforms: London Insurance, Reinsurance and Lloyd's; Bermuda Insurance and Reinsurance and US Insurance (E&S with Admitted application in process) and Reinsurance Branch offices in Paris, Zurich, Singapore, Dublin and 3 main locations in the US 4 * As at February 12, 2010 ** Estimate as at February 10, 2010

What We Do Insurance vs. Reinsurance* Property vs. Casualty* GWP by "Core" Platform Global Footprint 176 employees 4 offices, 3 countries 660+ employees 17 offices, 7 countries Balanced Business Lines, Diversified Production Sources and Increased Global Presence * By GWP 42% 19% 43% 5 2003 2009

What We Do Strategy - Key Elements 6 Targeting Consistent Quality Returns with Low Volatility Our strategy has 6 key elements: ? Diversified underwriting platform (product and geography) ? Selective expansion where Aspen has a competitive advantage ? Execution framework underpinned by strong risk management infrastructure and culture ? Focus on spreading risk and lowering volatility ? Prudent stewardship of capital ? People - hiring and development of talent

What We Do Reinsurance: Overview and Strategy Aspen Approach 12 underwriting units in 3 divisions Established market leader Presence in major market hubs allowing close proximity to customers Deep expertise and understanding of client needs and risks Focus on smaller, specialised companies and risks to maintain portfolio diversity Focus on clients where reinsurance and reinsurance relationships are a vital part of their business need 7 Property Reinsurance Casualty Reinsurance Specialty Reinsurance Credit & Surety Agriculture / Crop Marine Aviation Space US International Facultative Catastrophe Risk Excess Pro Rata Facultative

Global Risks UK Financial & Professional US Marine Energy Aviation Construction Specie Excess Casualty Employers Liability Public Liability Property Construction Professional Liability Directors & Officers Crime Financial & Political Risk Kidnap & Ransom Technology Liability Property Primary Casualty Environmental Umbrella Professional Lines What We Do Insurance: Overview and Strategy 15 underwriting units in 4 divisions Specialist 'E&S' type approach to underwriting within Insurance operations Bias towards complex risks Diverse portfolio of disparate insurance risks Divisional focus compliments in-house underwriting expertise 8 Aspen Approach

What We Do

Progressive Diversification of Strategic Footprint

Products

- '03
  - Specialty RI (Aviation & Marine)
  - US Casualty Re
  - US E&S lines
- '04
  - US based reinsurance lines
    - Property (including Fac)
    - Casualty (including Fac)
- '05
  - Aviation Insurance
  - Marine Insurance
  - Energy Insurance
- '06
  - International Property Facultative Reinsurance
- '07
  - Professional Liability Insurance
  - Excess Casualty
  - Transportation related Liability Insurance
- '08
  - Financial & Political Risk Insurance
  - Financial Institutions Insurance
  - Management Technology and Liability Insurance
- '09
  - Specie Insurance
  - International Casualty Facultative Reinsurance
  - Credit & Surety Reinsurance
- '10
  - Agriculture Reinsurance*
  - US Professional Liability Insurance*

Platforms

- '03
  - Bermuda
  - London
  - US
- '06
  - Paris
- '07
  - Zurich
  - Dublin
- '08
  - Lloyd's
  - Singapore
- '10
  - Miami**
  - Cologne***

Development of GWP



2000
1500
1000
500
0
GWP $m
2002
2003
2004
2005
2006
2007
2008
2009
Year
2008 Lines
2007 Lines
2006 Line
2005 Lines
2004 Lines
2003 Lines
Original Lines

Incremental Expansion into Adjacent Business Lines and Selective Establishment of New Underwriting Platforms / Offices Consistent with Market Conditions

* Underwriting commences 03/10
** Opening March 2010
*** Opening May 2010

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What We Do Focus on Growth in BVPS 4 Year CAGR Diluted BVPS +16% p.a.; Diluted BVPS Increased by 21% since December 31, 2008 10

Industry Challenges 1 Source: Insurance Information Institute 2 Source: Guy Carpenter 3 Source: Bloomberg * Rate-on-Line: Percentage derived by dividing reinsurance premium by reinsurance limit Current Pricing Environment and Low Interest Rates Present Challenges for the Industry 11 Treasury Market Yield 0 -2 -4 -6 -8 -10 -12 -14% 1 2 3YR Treasury Market Yield 6.0 5.0 4.0 3.0 2.0 1.0 0.0% 3

Top Quintile Mean Bottom Quintile Property Lines 0.452 0.896 1.034 0.187333285 0.190991801 0.516492643 0.518938748 0.649131934 0.64932174 0.741539845 0.746511025 0.754776674 0.765736084 0.837747896 0.840870487 0.842409887 0.84796013 0.863267672 0.863318512 0.870203061 0.873929105 0.879399029 0.879852745 0.879995197 0.881357375 0.887648298 0.889696488 0.890991531 0.897892884 0.898038241 0.916398141 0.918267426 0.957828023 0.964729674 0.966448543 0.997952778 1.400200898 Medical Malpractice 0.606 0.819 1.024 0.563117178 0.615496062 0.620533686 0.626780861 0.683306915 0.691097035 0.702562578 0.722718561 0.733113701 0.783261445 0.790058927 0.802901199 0.814552813 0.816578826 0.82964753 0.848410505 0.882320589 0.883562297 1.001106174 1.104074941 1.106411371 Workers Comp 0.42 0.842 0.945 0.274839838 0.345489487 0.429012753 0.449304961 0.476546705 0.54350759 0.674329809 0.698729181 0.6989884 0.72393461 0.725118445 0.735755645 0.766606627 0.800640563 0.832363366 0.841539142 0.846977195 0.847793274 0.855235389 0.861570842 0.88415748 0.893176946 0.897004684 0.898389476 0.89989606 0.89999409 0.926096473 0.927225994 0.965832568 0.966244074 0.983602448 Comm. Auto 0.716 0.905 1.01 0.675470947 0.757120888 0.854968457 0.886328954 0.9128043 0.962776127 0.987577871 1.032213632 Gen. Liability 0.449 0.784 0.916 0.420649797 0.4766577 0.732182468 0.735193981 0.755653624 0.76594764 0.769570372 0.773925262 0.787698208 0.822125184 0.848573367 0.865411141 0.966546852 2.392320224 3.456042212 Other Specialty 0.573 0.822 0.954 0.489203863 0.562139256 0.562885886 0.676971885 0.714036634 0.725915559 0.752674798 0.787526527 0.789053945 0.798736961 0.811795565 0.812073212 0.840824251 0.850997665 0.862797006 0.910103436 0.910863658 0.914811997 0.935326952 0.942376701 0.955489766 0.983662339 Mixed Lines 0.426 0.867 0.949 0.341081718 0.384580969 0.430325277 0.4593456 0.514117766 0.538506051 0.575516534 0.612090815 0.685415687 0.693841476 0.70709158 0.71350381 0.73534146 0.762748303 0.772609024 0.782739129 0.794176124 0.795920987 0.799501173 0.806019153 0.824227832 0.827771075 0.844005546 0.844253298 0.845046232 0.845167432 0.848103109 0.857224345 0.862498523 0.878358438 0.887564236 0.8893 81865 0.890430849 0.893462466 0.894002031 0.895721207 0.896361576 0.900376497 0.902794089 0.911714106 0.916095745 0.918359203 0.923892737 0.925842695 0.926207466 0.929319052 0.930113155 0.934309222 0.94553305 0.945649389 0.987550869 Industry Challenges...and Opportunities Source: Conning research & Consulting * Operating Ratio: An insurer's Combined Ratio minus the Investment Income Ratio 12 Category Comparison: Five - Year Average Operating Ratio by Peer Group and Quintile, 2002 - 2008* Diversified Approach Allows Opportunistic Access to Profitable Business Segments US P&C Insurance Industry

The Aspen Approach Market Map Targeting Top Quartile of Industry Performance in Selected Segments 13 *As at December 31, 2009 Key located on page 38 Outlook is "Of Concern" for 6 lines only

The Aspen Approach
"Testing Conventional Wisdom"

Aviation Insurance

- Inception 2005
- GWP $113m; combined ratio 92% (2009)
- 2009 third consecutive loss-making year for industry; industry sector loss ratio estimated at >110% including Air France loss
- Aspen 2009 result likely to be comfortably in the top quartile for the industry

Political and Financial Risk Insurance

- Inception 2008
- GWP $33m; combined ratio 81.1% (2009)
- GWP $39m; combined ratio 83.0% (2008)
- Building reputation as a market leader while sustaining core principle of underwriting profitability
  - Quantitative credit analysis
  - Fundamental analysis
  - Structural analysis
  - Policy documentation

Credit & Surety Reinsurance

- Inception 2009
- 2009: GWP $49m; combined ratio 89.6%
- Well positioned to benefit from rating improvements in 2010 in response to global financial crisis
- Focus is primarily European and ex-US; US Surety business excluded

Very Strong Performance in Selected Lines Despite Challenging Market Conditions Reflecting Specialist Approach

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The Aspen Approach Value of Diversified Portfolio 15 100% 0 500 1000 2000 1500 Combined Ratio (%) Diversified Portfolio Supports Investment in New Lines 19 out of 24 lines with CR < 100% Of remaining 5 lines, 4 newly established and in 'ramp up' phase; US E&S Casualty Insurance (5th line), issues identified and remedial action taken * 24 in total Combined Ratio vs. Cumulative GWP (2009)

The Aspen Approach Value of Diversified Portfolio 16 0% Diversified Portfolio Allows Efficient Allocation of Capital Target Return 2009 Rolling 12 month RORAC (%) 100% Rolling 12 month RORAC* vs. Risk Adjusted Capital** (2009) * RORAC: Return on Risk Adjusted Capital ** Risk Adjusted Capital: Total Capital (including Equity, Debt and Perpetual Shares) allocated to each line of business, based upon the relative level of risk of each line

The Aspen Approach Managing the Cycle * Since inception June 2002 1 RRV: renewal rate variation report - monitors the change in rate for the risk from one year to the next 17 Proactive Management of Cycle UK Employers' / Public Liability UK Liability 75.7 223.2 212.5 171.2 124.8 92.2 75.1 45.4 0 50 100 150 200 250 2001 2002* 2003 2004 2005 2006 2007 2008 2009 RRV index 2001=100 0 50 100 150 200 250 GWP $m GWP $m (RH scale) RRV1 index (LH scale) US Casualty Re 4.9 107.5 222.3 261.0 237.3 219.7 181.2 163.1 0 50 100 150 200 250 2001 2002* 2003 2004 2005 2006 2007 2008 2009 RRV index 2001=100 0 50 100 150 200 250 300 GWP $m GWP $m (RH scale) RRV index (LH scale)

The Aspen Approach Managing the Cycle 18 Active Management of Top Line Consistent with Market Conditions 2010 year of account* GWP at end January increased by 6% from the 2009 renewable base mainly due to the impact of new business ? Non-renewed approximately 17% of our existing book ? Active management of line size and attachment point 1 Year of account GWP represents estimated full year written premium for contracts incepting in January and does not include the impact from prior year premium adjustments. *

The Aspen Approach Managing Growth 19 Regular Evaluation of Opportunities to Expand Strategic Footprint Consistent with Market Conditions in Accordance with Strict Criteria Hiring of individual underwriters Establishment of new underwriting units 'Bolt on' acquisitions Transformational M&A Growth Continuum ? ? ? ? Strategic fit Financially attractive Manageable execution risk Consistent with our risk management appetite Key Evaluation Criteria ? ? ? ?

Shareholder Equity Development 2006-2009 1500 2000 2500 3000 3500 4000 4500 2006 Shareholders' Equity U/W profit Investment return including unrealized gains Other Dividends Return of capital 2009 Shareholders' Equity $ m Premium income Declines Adequate Return on Capital Inadequate Return on Capital Capital Scarcity Excess Capital Capital Declines HARD MARKET SOFT MARKET Premium income Rises Capital Growth Continued Commitment to Capital Management; Returned $901m* from Inception to Date The Aspen Approach Managing Capital 20 * Includes $200m share repurchase carried out in Q12010

The Aspen Approach Managing Risk 21 Significant Reduction in Share of Natural Catastrophe Losses Reflecting Repositioning of Cat Book Post 2005 Hurricanes * Reflects position as at December 31, 2009 Property Reinsurance Loss Event Market Share*

The Aspen Approach Prudent Investment Management Consistent investment approach to deliver stable investment income focused on: Credit quality & liquidity Interest rate tactics Yield curve management Sector rotation opportunities 22 Growth and stability in Aspen's book yield since 2003 Source: Bloomberg Key Considerations Pro-active Management of Investment Portfolio to Build Long Term Value Through all Market Cycles; $186m Unrealised Investment Gains at End of 2009 Despite 'Tick Up' in Interest Rates 2.54 points

The Aspen Approach Delivering Strong Investment Returns 2 Year Return vs. Peers** Fixed Income Portfolio Credit Ratings* 23 * 0.62% is BB, B, CCC or NR ** Total investment return at September 30, 2009 Peers include ACE, AWH, ACGL, AXS, ENH, RE, MXGL, PRE, PTP, TRH, XL, RNR, MRH, VR Significant Outperformance vs. Peers; Aspen Rated #2 out of 14

The Aspen Approach Delivering Growth in Diluted BVPS Source: Company data, SNL * Peers include ACE, AWH, ACGL, AXS, ENH, RE, MXGL, PRE, PTP, TRH, XL, RNR, MRH, VR 24 Aspen vs. Peers* Top Quartile Performance vs. Peers

The Aspen Approach Delivering Growth with Low Volatility Source: Company data, SNL * Peers include ACE, AWH, ACGL, AXS, ENH, RE, MXGL, PRE, PTP, TRH, RNR, MRH, VR 25 Aspen vs. Peers* Strong Growth in Diluted BVPS and Low Volatility vs. Peers

The Aspen Approach 2010 Guidance 2010 Guidance 2010 Guidance 26

Conclusions Specialty approach offers disciplined and cross cycle performance Consistent quality returns from diversified model Proactive capital management Financial strength Appetite for and delivery in establishing and integrating new underwriting units Rigorous approach to investment in growth 27 Attractive Cross-Cycle Returns

Financial Highlights: Q4 2009 28 (US$ in millions, except per share data) * See Aspen's quarterly financial supplement for a reconciliation of operating income to net income and average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm Appendix

Financial Highlights: Year ended December 31, 2009 29 (US$ in millions, except per share data) * See Aspen's quarterly financial supplement for a reconciliation of operating income to net income and average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm Appendix

Financial Highlights: Group Summary Q4 2009 30 Appendix

Financial Highlights: Group Summary Full Year 2009 31 Appendix

Key Performance Metrics: Q4 2009 and Full Year 32 Appendix

Results by Business Segment: Q4 2009 33 * Underwriting income is calculated as underwriting revenues, less underwriting expenses. Appendix

Results by Business Segment: Full Year 2009 34 * Underwriting income is calculated as underwriting revenues, less underwriting expenses. * Appendix

Financial Highlights: Total Investment Return - Q4 2009 35 Annualised Investment Return for the Quarter of 1.8% Appendix

Financial Highlights: Total Investment Return - Full Year 2009 36 * Aspen redeemed Funds of Hedge Funds as at June 30, 2009 Total Investment Return for the Year of 6.1% Appendix 139 12 26 249 34 (23) 118 378 (60) 117 -80 -30 20 70 120 170 220 270 320 370 Net Investment Income Realized Investment Gains/Losses Other Than Temporary Impairment Charges Movement in Unrealized Investment Gains/Losses Total Investment Return $ms 2008 Full Year 2009 Full Year

Aspen's Modelled Worldwide Natural Catastrophe Exposures 37 Source: Aspen analysis using RMS v9.0 occurrence exceedance probability as at January 1, 2010 and Shareholders' Equity of $3,305 million Major Peril Zones, 100 and 250 Year Return Periods as a Percentage Of Total Shareholders' Equity Appendix 1 in 100 Year Tolerance: 17.5% of total shareholders' Equity 1 in 250 Year Tolerance: 25% of total shareholders' Equity

Key for slide 13 38 Appendix